UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2010

UNIVERSAL HOSPITAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

7700 France Avenue South, Suite 275

Edina, Minnesota 55435-5228

(Address of principal executive offices)

(Zip Code)

952-893-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On June 23, 2010, Universal Hospital Services, Inc. is scheduled to present at the Wells Fargo 2010 Healthcare Conference in Boston, Massachusetts.

Attached as Exhibit 99.1 to this report, and incorporated herein by reference, is a copy of the slide presentation to be made during the above noted conference to discuss Universal Hospital Services, Inc.’s overall business strategy and financial results for the quarter ended March 31, 2010.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
99.1	Slides to be presented during Universal Hospital Services, Inc.’s presentation at the Wells Fargo 2010 Healthcare Conference in Boston, Massachusetts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2010	UNIVERSAL HOSPITAL SERVICES, INC.

By: /s/ Rex T. Clevenger
Rex T. Clevenger
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slides to be presented during Universal Hospital Services, Inc.’s presentation at the Wells Fargo 2010 Healthcare Conference in Boston, Massachusetts.